UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2020
______________________________
BRP Group, Inc.
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-39095	61-1937225
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)
4211 W. Boy Scout Blvd., Suite 800, Tampa, Florida 33607
(Address of principal executive offices) (Zip code)
(Registrant's telephone number, including area code): (866) 279-0698
Not Applicable
(Former Name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BRP	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 31, 2020, Baldwin Krystyn Sherman Partners, LLC (“BKS”), an indirect subsidiary of BRP Group, Inc. (“BRP Group”), acquired all of the issued and outstanding equity interests of (i) Burnham Benefits Insurance Services, LLC (which converted prior to closing to a limited liability company from a corporation with the name Burnham Benefits Insurance Services, Inc.), (ii) Burnham Gibson Wealth Advisors, LLC (which converted prior to closing to a limited liability company from a corporation with the name Burnham Gibson Wealth Advisors, Inc.) and (iii) Burnham Risk and Insurance Solutions, LLC (collectively, such companies, “Burnham”) pursuant to a purchase agreement (the “Burnham Purchase Agreement”). At the closing of the Partnership, BRP Group’s nomenclature for a strategic acquisition, BKS paid $176.8 million in cash (subject to reduction by the estimated value of certain grants of restricted shares of BRP Group’s Class A common stock made by BRP Group to Burnham employees in connection with the closing of the Partnership), 21,701 shares of BRP Group’s Class A common stock, and 1,957,419 LLC units (the “LLC Units”) of BRP Group’s subsidiary, Baldwin Risk Partners, LLC (“BRP LLC”) (and the corresponding 1,957,419 shares of BRP Group’s Class B common stock (the “Class B Shares”) issued pursuant to the terms of BRP LLC’s Third Amended and Restated Limited Liability Company Agreement, as amended). Pursuant to the terms of the Burnham Purchase Agreement, the sellers of Burnham will also have an opportunity to receive additional contingent consideration of up to $98.4 million based on the achievement of certain post-closing, revenue-focused performance measures, which contingent consideration, if any, will be payable in cash, shares of BRP Group’s Class A common stock, or a combination of both at BKS’ sole option. The LLC Units and Class B Shares issued as part of the consideration payable under the Burnham Purchase Agreement are subject to contractual transfer restrictions for a period of time.
Item 9.01. Financial Statements and Exhibits.

The financial statements that are required to be filed under Item 9.01(a) and the pro forma financial information that is required to be filed under Item 9.01(b) will be filed by an amendment to this Current Report on Form 8-K within 71 calendar days of the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRP GROUP, INC.

Date: January 7, 2021	By:	/s/ Kristopher A. Wiebeck
		Name:	Kristopher A. Wiebeck
		Title:	Chief Financial Officer